UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2018

PREMIER PRODUCTS GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-51232	68-0582275
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1325 Cavendish Drive, Suite 201

Silver Spring, MD 20905

(Address of principal executive offices) (Zip Code)

301-202-7762

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Section 5 – Corporate Governance and Management

Item 5.02 Election of Directors; Appointment of Certain Officers.

On November 25, 2018, the Board appointed Jimmy Lee and Yun Bai to the Company’s Board of Directors. Clifford Pope, the Company’s CEO and CFO, remains Chairman of the Board of Directors.

The Company’s Board of Directors now consists of three (3) members, as the following table illustrates:

Name	Age	Position(s)
Clifford Pope	67	CEO, CFO, Director
Jimmy Lee	35	Director
Yun Bai	49	Director

Jimmy Lee, Director

Mr. Lee, age 35, graduated from University at Albany with a Bachelor degree in Accounting, and received his CPA license in NY. Mr. Lee has years of experience in public accounting where he has worked for multiple public CPA firms in New York City. For more than 10 years, he has been involved in reverse mergers and IPO for entities going public on Nasdaq NYSE and OTC Markets. Since 2010, Mr. Lee manages his own CPA and advisory firm providing accounting and advisory services to firms located in China and Malaysia. Mr. Lee as an enthusiastic entrepreneur, well versed with both US and Asia markets, and with expertise in going public, mergers and acquisitions brings great values to the firm.

Mr. Yun Bai, Director

Mr. Bai, age 49, graduated from Shenzhen University, majoring in international finance and trade in July 1989. He has served as Deputy Chief and Section Chief of Shenzhen Cereals, Oils and Foodstuffs Import and Export Corporation for 7 years. He was the general manager of Shenzhen Tianjun Industrial Co, Ltd Guangzhou Branch from July 1989 to December 1996, and the general manager of Guangdong Junyu Trade Development Co, Ltd. from November 1999 to October 2015. Mr. Bai has extensive business, operational and management experience specifically in project planning, investing, and financing.

The Company has not entered into any material plan, contract or arrangement (whether or not written) with its new directors appointed on November 25, 2018.

A copy of the Written Board Consent Appointing New Directors dated November 25, 2018 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On November 25, 2018, the Company’s Board of Directors approved an amendment to the Company’s Bylaws under which a unanimous written consent is required unless accompanied by majority shareholder consent.

A copy of the Written Board Consent approving the amendment to the Company’s Bylaws dated November 25, 2018 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Written Board Consent Approving Amendment to Bylaws dated November 25, 2018

 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PREMIER PRODUCTS GROUP, INC.

Date: November 26, 2018	/s/ Clifford Pope
	By:	Clifford Pope, Chief Executive Officer